LIFE SYSTEMS CORP.

WARRANT

Neither this warrant nor the underlying shares of common stock have been registered under the Securities Act of 1933, as amended ("Securities Act"). This warrant or the underlying common shares may not be sold or transferred unless: (i) there is an effective registration covering the warrant or shares, as the case may be, under the Securities Act and applicable states securities laws; (ii) the Company first receives a letter from an attorney, acceptable to the board of directors or its agents, stating that in the opinion of the attorney the proposed transfer is exempt from registration under the Securities Act and applicable states securities laws; or, (iii) the transfer is made pursuant to rule 144 under the Securities Act.

BETWEEN: Fereydoon Sadri ("Holder")

17008 SE 14 Lane

Bellevue, WA 98008

AND:

Life Systems Corp. ("Company")

formerly Bio-Preserve International Corporation

a Nevada corporation

This Warrant, when fully executed by the Company and Holder, entitles the Holder to purchase the common voting stock ("Shares") of the Company, in the amounts and on the terms and conditions set out as follows:

Date of Warrant: November 27, 2000

Exercise Price per Share: Thirty seven and one half cents ($0.375) USD

Total Number of Shares Granted: 800,000

Total Exercise Price: $300,000.00

Vesting Schedule: 200,000 shares per year over four years

Expiration Date: November 27, 2004

NUMBER OF SHARES

This Warrant is granted by the Company to the Holder such that the Holder is entitled to purchase up to Eight Hundred Thousand (800,000) shares of the common voting stock of the Company at the exercise price of $0.375 per share, and that such entitlement shall be in accordance with the term of the vesting schedule set forth below.

VESTING SCHEDULE

Holder shall have earned and shall be entitled to exercise 200,000 shares in the first year, an additional 200,000 shares in the second year, an additional 200,000 shares in the third year, and an additional 200,000 shares in the fourth year following the Date of Warrant.

EXERCISE OF WARRANT

This Warrant is exercisable by delivery of an exercise notice, in the form attached as Exhibit A ("Exercise Notice"), which shall state the election to exercise the Warrant, the number of Shares in respect of which the Warrant is being exercised ("Exercised Shares"), and such other representations and agreements as may be required herein. The Exercise Notice shall be completed by the Holder and delivered to the Company. The Exercise Notice shall be accompanied by payment of an amount equal to the number of Exercised Shares multiplied by the Exercise Price per Share (the "Aggregate Exercise Price") as to all Exercised Shares. This Warrant shall be deemed to be exercised upon receipt by the Company of the fully executed Exercise Notice accompanied by the Aggregate Exercise Price.

COMPLIANCE WITH APPLICABLE LAW

No Shares shall be issued pursuant to the exercise of this Warrant unless such issuance and exercise complies with applicable state or federal law, including securities laws, corporate laws, the Code or any stock exchange or quotation system. If the Company at any time determines that registration or qualification of the Shares or the Warrant under state or federal law, or the consent approval of any governmental regulatory body is necessary or desirable, then the Warrant may not be exercised, in whole or in part, until such registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Assuming compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Holder on the date the Warrant is exercised with respect to such Exercised Shares.

If required by the Company at the time of any exercise of the Warrant in order to comply with federal or state securities laws, as a condition to such exercise, the Employee shall enter into an agreement with the Company in form satisfactory to counsel for the Company by which the Holder: (i) shall represent that the Shares are being acquired for Holder's own account for investment and not with a view to, or for sale in connection with, any resale or distribution of such Shares; and, (ii) shall agree that if Holder should decide to sell, transfer, or otherwise dispose of any such Shares, Holder may do so only if the Shares are registered under the Securities Act and the relevant state securities law, unless, in the opinion of counsel for the Company, such registration is not required, or the transfer is pursuant to the Securities and Exchange Commission Rule 144.

METHOD OF PAYMENT

Payment of the Aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Holder:

(a) cash;

(b) certified or cashier's check;

(c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

(e) delivery of Optionee's non-recourse promissory note (the "Note"), in the amount of the aggregate Exercise Price of the Exercised Shares and any associated withholding taxes incurred in connection with the exercise, together with the execution and delivery by the Optionee of a Security Agreement which provides that in the event of non-payment of the Note all Exercised Shares shall be delivered to the Company for cancellation. The Note shall bear interest at the "applicable federal rate" prescribed under the Code and its regulations at time of purchase, and shall be exclusively secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement

NON-TRANSFERABILITY OF WARRANT

This Warrant may not be transferred in any manner except to "family members" (as the term "family members" is defined in Form S-8 under the Securities Act) who acquire the warrants through a gift or a domestic relations order; and may not be transferred for consideration. For the purpose of this restriction, the following transactions are not deemed to be transfers for consideration:

(a) a transfer under a domestic relations order in settlement of marital property rights; and

(b) a transfer to an entity in which more than fifty percent of the voting interests are owned by family members (or the Holder) in exchange for an interest in that entity.

The terms of this Warrant shall be binding upon the executors, administrators, heirs, successors and assigns of Holder.

TERM OF WARRANT

This Warrant may be exercised only within the period from the Date of Warrant until the Expiration Date, both of which are set out above, and only in accordance with the terms of this Warrant Agreement.

The Company will register the Shares as soon as practicable after becoming a reporting company, pursuant to an S-8 filing.

RESALE RESTRICTIONS

Holder acknowledges and agrees that whatever period determined appropriate by the Company, underwriter, or federal and state regulatory officials including, but not limited to, the Securities and Exchange Commission, National Association of Securities Dealers and NASDAQ, following the effective date of a registration statement of the Company covering common stock (or other securities) of the Company to be sold on its behalf in an underwriting, Holder will not sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) Shares of the Company held by Holder at any time during such period except securities included in that registration.

Holder acknowledges and agrees that if for purposes of a registration statement of the Company the underwriter or federal or state regulatory officials fix a specific Common Stock or Warrant lockup period, such fixed lockup period shall apply to Holder under this Agreement.

SIGNATURES

Dated November 27th, 2000 Dated: November 27, 2000

LIFE SYSTEMS CORP

By: /s/ signed By: /s/ Fereydoon Sadri

Authorized Representative Fereydoon Sadri

By: /s/ signed

Authorized Representative

EXHIBIT A

EXERCISE NOTICE

TO: LIFE SYSTEMS CORP.

Attention: Corporate Secretary

Effective as of today, ________________, 200_, the undersigned ("Holder") hereby elects to purchase ______________ shares ("Shares") of the Common Stock of Life Systems Corporation ("Company") pursuant Warrant dated November 27, 2000 ("Warrant"). Holder herewith delivers to the Company the full purchase price for the Shares of $_____________, as required by the Warrant.

Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Warrant. The Shares shall be issued to the Holder as soon as practicable after exercise of the Warrant. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance.

Holder understands that Holder may suffer adverse tax consequences as a result of Holder's purchase or disposition of the Shares. Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

Submitted by: Accepted by:

Holder: Life Systems Corp.

Signature By

Print Name Its

Address: Address:

2889 152nd Ave. NE, #B

Redmond, WA 98052

Date Received: